Other Gains, Net (Tables)	12 Months Ended
Dec. 31, 2019
OTHER GAINS, NET
Summary of Other Gains, Net

	For the years ended
	12-31-2019	12-31-2018	12-31-2017
Other gains (losses)	ThCh$	ThCh$	ThCh$
Gain on disposal of Electrogas (*)	—	—	105,311,912
Gain on disposal of Pangue Duqueco transmission lines	—	3,024,549	—
Gain on sale of land	1,530,689	—	7,626,100
Other	150,489	409,954	150,857
Total other gains, net	1,681,178	3,434,503	113,088,869

(*)See Note 5